UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

ETHAN ALLEN INTERIORS INC.
(Name of Registrant as Specified In Its Charter)

DGB Investment, Inc.

Douglas Bergeron Qualified Personal Residence Trust

Bergeron Nieces and Nephews Trust

DOUGLAS G. BERGERON

Anna Brockway

Kristine E. Miller

Stephen Oblak

Stefanie Tsen Ward

Jennifer m. harrison

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DGB Investment, Inc. (“DGB Investment”), Douglas G. Bergeron and the other participants named herein (collectively, “DGB”) have filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of highly qualified director nominees at the 2026 annual meeting of stockholders of Ethan Allen Interiors Inc., a Delaware corporation (the “Company”).

Item 1: On October 15, 2026, DGB issued the following press release:

The Right Nominees and Plan to Renew an American Icon: Doug Bergeron Sends Letter to Ethan Allen Shareholders

Challenges the Board's Assertion That Continuity is the Safer Path Following Two Decades of Declining Revenue, Profitability, and Shareholder Value

Publishes Accountability Matrix That Contrasts Incumbent Directors' Record of Underperformance and Lack of Relevant Expertise with the Proven Leadership and Capabilities of Mr. Bergeron’s Five Nominees

Details Actionable Plan to Break the Cycle of Contraction and Restore Profitable Growth While Maintaining a Regular Dividend at Ethan Allen Under New Board Leadership

Urges Shareholders to Vote the WHITE Universal Proxy Card “FOR” ALL Five of Mr. Bergeron’s Highly Qualified Director Nominees

View the Letter and Related Materials at www.EthanAllenGrowth.com/Materials

PARK CITY, Utah--(BUSINESS WIRE)--Doug Bergeron, a significant shareholder of Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) (NYSE: ETD) with beneficial ownership, collectively with his affiliates and associates, of approximately 5.2% of Ethan Allen’s outstanding common stock, today sent a letter to the Company’s stockholders contrasting the track records and qualifications of the incumbent members of Ethan Allen’s Board of Directors (the “Board”) with those of Mr. Bergeron’s five director nominees seeking election to the Board at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The letter also outlines the credible, actionable plan Mr. Bergeron and his nominees have developed to help restore profitable growth and drive sustainable shareholder value at Ethan Allen, while maintaining a regular dividend.

In the letter, Mr. Bergeron challenges the Board’s portrayal of continuity as the safer path forward, arguing that continuity at Ethan Allen means continued decline and continued irrelevance, and a regular dividend under threat of extinction. He highlights the Company’s deteriorating earnings power and its aging customer base, and warns that Ethan Allen is a shrinking company whose recovery is growing more difficult and more costly by the day, necessitating an urgent change in leadership and direction.

The full text of the letter is available here.

Additional materials related to Mr. Bergeron’s campaign, including video interviews with his five director candidates, may be found at www.EthanAllenGrowth.com. Shareholders are encouraged to follow the campaign’s LinkedIn and X pages to stay informed in real time.

PROTECT YOUR INVESTMENT. RENEW AN AMERICAN ICON. VOTE THE WHITE UNIVERSAL PROXY CARD TODAY

Shareholders with questions on how to vote their shares may visit www.EthanAllenGrowth.com/How-To-Vote.

ADDITIONAL INFORMATION

DGB Investment, Inc. and Douglas G. Bergeron, together with the other participants in their solicitation (collectively, “DGB”), have filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies with respect to the election of DGB’s slate of highly qualified director candidates and the other proposals to be presented at the 2026 annual meeting of stockholders (the “Annual Meeting”) of Ethan Allen Interiors Inc., a Delaware corporation (the “Company”). Stockholders are advised to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in DGB’s proxy solicitation. These materials and other materials filed by DGB with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by DGB with the SEC are also available, without charge, by directing a request to DGB’s proxy solicitor, Okapi Partners LLC, at its toll-free number (877) 285-5990 or via email at info@okapipartners.com.

Contacts

Media Contact:
DGB@gasthalter.com

Investor Contact:
Bruce Goldfarb / Chuck Garske
Okapi Partners
(877) 285-5990
info@okapipartners.com

Item 2: Also on October 15, 2026, DGB sent an email to subscribers of www.EthanAllenGrowth.com, which is included below:

The Right Nominees and Plan to Renew an American Icon: Doug Bergeron Sends Letter to Ethan Allen Shareholders

Challenges the Board's Assertion That Continuity is the Safer Path Following Two Decades of Declining Revenue, Profitability, and Shareholder Value

Publishes Accountability Matrix That Contrasts Incumbent Directors' Record of Underperformance and Lack of Relevant Expertise with the Proven Leadership and Capabilities of Mr. Bergeron’s Five Nominees

Details Actionable Plan to Break the Cycle of Contraction and Restore Profitable Growth While Maintaining a Regular Dividend at Ethan Allen Under New Board Leadership

Urges Shareholders to Vote the WHITE Universal Proxy Card “FOR” ALL Five of Mr. Bergeron’s Highly Qualified Director Nominees

View the Letter and Related Materials at www.EthanAllenGrowth.com/Materials

PARK CITY, Utah--(BUSINESS WIRE)--Doug Bergeron, a significant shareholder of Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) (NYSE: ETD) with beneficial ownership, collectively with his affiliates and associates, of approximately 5.2% of Ethan Allen’s outstanding common stock, today sent a letter to the Company’s stockholders contrasting the track records and qualifications of the incumbent members of Ethan Allen’s Board of Directors (the “Board”) with those of Mr. Bergeron’s five director nominees seeking election to the Board at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The letter also outlines the credible, actionable plan Mr. Bergeron and his nominees have developed to help restore profitable growth and drive sustainable shareholder value at Ethan Allen, while maintaining a regular dividend.

In the letter, Mr. Bergeron challenges the Board’s portrayal of continuity as the safer path forward, arguing that continuity at Ethan Allen means continued decline and continued irrelevance, and a regular dividend under threat of extinction. He highlights the Company’s deteriorating earnings power and its aging customer base, and warns that Ethan Allen is a shrinking company whose recovery is growing more difficult and more costly by the day, necessitating an urgent change in leadership and direction.

The full text of the letter is available here.

Additional materials related to Mr. Bergeron’s campaign, including video interviews with his five director candidates, may be found at www.EthanAllenGrowth.com. Shareholders are encouraged to follow the campaign’s LinkedIn and X pages to stay informed in real time.

PROTECT YOUR INVESTMENT. RENEW AN AMERICAN ICON. VOTE THE WHITE UNIVERSAL PROXY CARD TODAY

Shareholders with questions on how to vote their shares may visit www.EthanAllenGrowth.com/How-To-Vote.

ADDITIONAL INFORMATION

DGB Investment, Inc. and Douglas G. Bergeron, together with the other participants in their solicitation (collectively, “DGB”), have filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies with respect to the election of DGB’s slate of highly qualified director candidates and the other proposals to be presented at the 2026 annual meeting of stockholders (the “Annual Meeting”) of Ethan Allen Interiors Inc., a Delaware corporation (the “Company”). Stockholders are advised to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in DGB’s proxy solicitation. These materials and other materials filed by DGB with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by DGB with the SEC are also available, without charge, by directing a request to DGB’s proxy solicitor, Okapi Partners LLC, at its toll-free number (877) 285-5990 or via email at info@okapipartners.com.

Contacts

Media Contact:
DGB@gasthalter.com

Investor Contact:
Bruce Goldfarb / Chuck Garske
Okapi Partners
(877) 285-5990
info@okapipartners.com

Item 3: Also on October 15, 2026, DGB mailed materials to stockholders of the Company, copies of which are attached hereto in Exhibit 99.1 and incorporated herein by reference.

Item 4: Also on October 15, 2026, DGB posted the following materials on LinkedIn and X.com:

Item 5: Also on October 15, 2026, DGB posted the following material to www.EthanAllenGrowth.com: